UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 31, 2006

Oracle Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	0-14376	94-2871189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Oracle Parkway, Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 506-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02. Unregistered Sale of Equity Securities

The information set forth in Item 5.03 is incorporated herein by reference.

Section 5—Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Oracle filed a Certificate of Designations with the Secretary of State of Delaware on January 31, 2006 to authorize the issuance of shares of Series C Preferred Stock. Eleven thousand two hundred (11,200) shares of the Series C Preferred Stock were issued on the same day to an indirect wholly-owned subsidiary of Oracle in exchange for shares of Oracle Series B Preferred Stock held by such subsidiary. The exchange was made as part of an internal recapitalization related to the acquisition of Siebel Systems, Inc. Because these shares are held by an indirect wholly-owned subsidiary, neither the shares of Series C Preferred nor the shares of Series B Preferred will be reflected on Oracle’s consolidated balance sheet. Oracle does not plan to transfer the shares of Series C Preferred outside the Oracle consolidated group. This filing is being made because the Certificate of Designations constitutes an amendment of Oracle’s certificate of incorporation.

The Series C Preferred Stock ranks senior to Oracle’s Common Stock with respect to dividends and upon liquidation, and carries a cumulative dividend of $15,000 per year per share, payable quarterly. Upon liquidation, the Series C Preferred Stock has a preference of $261,500 per share plus accrued and unpaid dividends. After February 2, 2026, Oracle may redeem the Series C Preferred Stock for $261,500 per share plus accrued and unpaid dividends. Because the shares are held by an indirect wholly-owned subsidiary of Oracle, any dividends or redemptions will be within the Oracle consolidated group and will thus not be reflected in Oracle’s consolidated financial statements.

Although the Series C Preferred Stock by its terms votes with Oracle’s Common Stock with respect to the election of directors, under Delaware law the shares are not entitled to vote because they are held by an indirect wholly-owned subsidiary.

This description of the terms and conditions of the Series C Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designations attached hereto as Exhibit 3.06 and incorporated by reference.

The Series C Preferred Stock has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and was issued in a transaction not involving a public offering pursuant to the exemption under Section 4(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.06	Certificate of Designations, Series C Preferred Stock dated as of January 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Dated: January 31, 2006	By:	/S/ DANIEL COOPERMAN
	Name:	Daniel Cooperman
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
3.06	Certificate of Designations, Series C Preferred Stock dated as of January 31, 2006.